Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K


                              DEUTSCHE FUNDS, INC.

Number                                                               Shares
-----                                                                 -----

                                    PORTFOLIO
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions






THIS IS TO CERTIFY THAT                                     is the owner of





                                                         CUSIP_____________


Fully Paid and Non-Assessable Shares of Common Stock of (FUND NAME ALL CAPS) Portfolio of DEUTSCHE FUNDS, INC. hereafter called the "Company", transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                       DEUTSCHE FUNDS, INC.
                                 Corporate Seal
                                      1997
                                    MARYLAND



/s/  Joseph Cheung                                            /s/ Brian Lee
     Treasurer                                                    President


                       Countersigned: Federated Services Company (Pittsburgh) Transfer Agent
                       By:
                       Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

Additional abbreviations may also be used though not in the above list.

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.


      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


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(Please print or typewrite name and address, including zip code, of assignee)

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______________________________________________________________________ shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
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Attorney to transfer said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an blue one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.